Financial Risk Management	12 Months Ended
Dec. 31, 2021
Financial Risk Management
Financial Risk Management

16. Financial Risk Management

The Partnership’s activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Partnership’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Partnership’s financial performance. The Partnership makes use of derivative financial instruments such as interest rate swaps and forward foreign exchange contracts to mitigate certain risk exposures.

Market risk

Interest Rate Risk: The Partnership is subject to market risks relating to changes in interest rates because it has floating rate debt outstanding. Significant increases in interest rates could adversely affect the Partnership’s results of operations and its ability to service its debt. The Partnership uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize economic risks and costs associated with its floating rate debt and not for speculative or trading purposes. As of December 31, 2021, the Partnership had economically hedged 31.2% of its floating interest rate exposure on its outstanding borrowings by swapping the variable rate for a fixed rate (December 31, 2020: 36.3)%.

The aggregate principal amount of the Partnership’s outstanding floating rate debt which was not economically hedged as of December 31, 2021 was $756,403 (December 31, 2020: $831,581). As an indication of the extent of the Partnership’s sensitivity to interest rate changes, an increase or decrease in LIBOR of 10 basis points would have decreased or increased, respectively, the profit during the year ended December 31, 2021 by $767, based upon its debt level at the end of the reporting period (December 31, 2020: $766 and December 31, 2019: $782).

Interest Rate Sensitivity Analysis: The fair value of the interest rate swaps as of December 31, 2021 was estimated as a net liability of $9,245 (December 31, 2020: $20,337). For the three years ended December 31, 2021, the interest rate swaps were not designated as cash flow hedging instruments (Note 18).

The interest rate swap agreements described below are subject to market risk as they are recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. As of December 31, 2021, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to approximately $404 (December 31, 2020: $844 and December 31, 2019: $1,468) affecting (Loss)/gain on derivatives in the respective periods.

Currency Risk: Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Partnership’s functional currency. The Partnership is exposed to foreign exchange risk arising from various currency exposures primarily with respect to technical maintenance and crew costs denominated in euros. Specifically, for the year ended December 31, 2021, approximately $42,426 of the operating and administrative expenses were denominated in euros (December 31, 2020: $48,664 and December 31, 2019: $43,543). As of December 31, 2021, approximately $10,030 of the Partnership’s outstanding trade payables and accruals were denominated in euros (December 31, 2020: $12,279).

As an indication of the extent of the Partnership’s sensitivity to changes in exchange rate, a 10% increase in the average euro/dollar exchange rate would have decreased its profit and cash flows during the year ended December 31, 2021 by $4,243, based upon its expenses during the year (December 31, 2020: $4,866 and December 31, 2019: $4,354).

Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability but can also increase the risk of losses.

The Partnership manages its liquidity risk by having secured credit lines, by receiving capital contributions to fund its commitments and by maintaining cash and cash equivalents.

The following tables detail the Partnership’s expected cash flows for its financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Partnership can be required to pay. The table includes both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR plus the margins applicable to the Partnership’s loans at the end of each year presented.

	Weighted-
	average
	effective	Less
	interest	than 1
	rate	month	1-3 months	3-12 months	1-5 years	5+ years	Total
December 31, 2021
Trade accounts payable		9,415	132	—	—	—	9,547
Due to related parties		—	952	—	—	—	952
Other payables and accruals*		8,379	7,375	5,625	—	—	21,379
Other non-current liabilities*		—	—	—	80	—	80
Lease liabilities		1,019	1,941	8,929	48,390	—	60,279
Variable interest loans	2.42%	17,894	19,164	85,121	996,835	60,146	1,179,160
Fixed interest loans**		—	49	—	—	—	49
Total		36,707	29,613	99,675	1,045,305	60,146	1,271,446
December 31, 2020
Trade accounts payable		13,434	144	—	—	—	13,578
Due to related parties		—	7,525	—	—	—	7,525
Other payables and accruals*		10,043	8,053	5,401	—	—	23,497
Other non-current liabilities*		—	—	—	73	—	73
Lease liabilities		42	85	218	113	—	458
Variable interest loans	2.48%	17,999	21,272	93,479	1,062,227	228,265	1,423,242
Fixed interest loans**		—	75	229	49	—	353
Total		41,518	37,154	99,327	1,062,462	228,265	1,468,726

*      Non-financial liabilities are excluded.

**    A commitment fee is charged at 1.0% on the available amount of the Sponsor Credit Facility.

The amounts included above for variable interest rate instruments are subject to change if changes in variable interest rates differ from those estimates of interest rates determined at the end of the reporting period.

The following tables detail the Partnership’s expected cash flows for its derivative financial instruments. The table has been drawn up based on the undiscounted contractual net cash inflows and outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the interest rate swaps.

	Less than 1
	month	1-3 months	3-12 months	1-5 years	Total
December 31, 2021
Interest rate swaps	68	352	4,775	4,141	9,336
Total	68	352	4,775	4,141	9,336
December 31, 2020
Interest rate swaps	79	351	7,764	12,222	20,416
Total	79	351	7,764	12,222	20,416

The Partnership expects to be able to meet its current obligations resulting from financing and operating its vessels using the liquidity existing at year-end and the cash generated by operating activities. The Partnership expects to be able to meet its long-term obligations resulting from financing its vessels through cash generated from operations.

Credit risk

Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss. The Partnership is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Partnership currently deals exclusively with financial institutions and customers with high credit ratings.

	As of
	December 31,
	2020	2021
Cash and cash equivalents	103,736	145,530
Trade and other receivables	16,265	11,156

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, 83%, 73% and 56%, respectively, of the Partnership’s revenues were earned from subsidiaries of Royal Dutch Shell plc (“Shell”) and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Partnership’s principal counterparty and the fact that the hire is being collected in advance. The Partnership did not experience any credit losses on its accounts receivable portfolio during the three years ended December 31, 2021. The carrying amount of financial assets recorded in the consolidated financial statements represents the Partnership’s maximum exposure to credit risk. Management monitors exposure to credit risk and believes that there is no substantial credit risk arising from the Partnership’s counterparty.

The credit risk on liquid funds and derivative financial instruments is limited because the direct and indirect counterparties are banks with high credit ratings assigned by international credit rating agencies.